UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025 (July 7, 2025)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10/F, FTLife Tower 18 Sheung Yuet Road Kowloon Bay
Kowloon, Hong Kong SAR 999077
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

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Item 4.01	Changes to Registrant’s Certifying Accountant

On July 1, 2025, Value Exchange International, Inc. (“Company”) received electronic notice from Grassi & Co. CPAs P.C. (“Grassi”) that Grassi would not engage to perform the audit work for the Company’s fiscal year ending December 31, 2024. The Company believes that the disengagement is the result of a past-due, outstanding fees owed to Grassi.

The Company has begun the process of identifying a successor independent registered public accounting firm. The Company will authorize Grassi to respond fully to the inquiries of the successor independent registered public accounting firm, once selected.

The Company is endeavoring to complete necessary work to file its past due Form 10-K Annual Report for fiscal year ended December 31, 2024 and its past due Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

During the fiscal year ended December 31, 2023, and the subsequent interim fiscal periods in 2024, (1) there were no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K, with Grassi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to Grassi’s satisfaction to our knowledge would have caused it to make reference to the subject matter thereof in connection with its report, and (2) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K. Grassi has not issued any report on the Company’s financial statements for the fiscal year ended December 31, 2024.

The Company has provided Grassi with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in Item 4.01 of this Current Report on Form 8-K and has requested that Grassi furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the Company’s statements made in response to those requirements and, if not, stating the respects in which it does not agree. The letter from Grassi, dated July 2, 2025, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from Grassi & Co., CPAs, P.C., dated July 2, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC., a Nevada corporation

By:	/s/ Tan Seng Wee Kenneth	Date: July 7, 2025
Tan Seng Wee Kenneth, Chief Executive Officer and President

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